                    Trustee's Distribution Statement


THE               THE HOLDERS OF:
BANK OF           Prudential Securities Structured Assets, Inc.
NEW               Receipts on Corporate Securities, Series NSC 1998-1
YORK

In accordance with Article IV, Section 4.2 of the Base Trust Agreement dated as of August 28, 1997, The Bank of New York, as Trustee, submits the following cash basis statement for the period ending
February 1, 1999.

With regard to the February 1, 1999 Distribution Date:

The amount of principal distribution is $806,393.44 and interest is $1,912,356.56.

The aggregate stated principal amount of the Term Assets are $75,000,000.00 at 7.25%.

The aggregate Certificate Principal Balance is $58,035,346.97.

Underlying Securities held as of February 1, 1999.

Principal Amount         Title of Security
$75,000,000.00           BURLINGTON NORTHERN SANTA FE
                         CORPORATION ("BNSF")
                         $75,000,000 Aggregate Principal Amount of
                         7.25% Debentures Due August 1, 2097


                                   THE BANK OF NEW YORK,
                                   as Trustee

                    Trustee's Distribution Statement

THE               TO THE HOLDERS OF:
BANK OF           Prudential Securities Structured Assets, Inc.
NEW               Receipts on Corporate Securities, Series BNSF 1998-1
YORK

In accordance with Article IV, Section 4.2 of the Base Trust Agreement dated as of August 28, 1997, The Bank of New York, as Trustee, submits the following cash basis statement for the period ending
August 1, 1999.

With regard to the August 1, 1999 Distribution Date:

The amount of principal distribution is $832,601.22 and interest is $1,886,148.78.

The aggregate stated principal amount of the Term Assets are $75,000,000.00 at 7.25%.

The aggregate Certificate Principal Balance is $57,202,745.75.


Underlying Securities held as of August 1, 1999.

Principal Amount         Title of Security
$75,000,000.00           BURLINGTON NORTHERN SANTA FE
                         CORPORATION ("BNSF")
                         $75,000,000 Aggregate Principal Amount of
                         7.25% Debentures Due August 1, 2097


                                   THE BANK OF NEW YORK,
                                   as Trustee